DEDICATED TO VALUE CREATION, COMMITTED TO OUR OPERATOR ROOTS Stifel Seniors Housing & Healthcare Real Estate Conference January 31, 2018

Stifel Seniors Housing & Healthcare Real Estate Conference 2 1/31/18 Our operational expertise and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to our shareholders while promoting a high quality of care. POSITIONED TO PERFORM

3 WE’VE BEEN OPPORTUNISTICALLY EXECUTING OUR STRATEGY AND IT SHOWS STRONG BALANCE SHEET Investment Grade: BBB- / BBB- / Ba1 4.79x Leverage1 DIVERSIFIED PORTFOLIO Top 3 Relationships = 28% of Annualized Cash NOI4 Top 5 Relationships = 41% of Annualized Cash NOI4 CONSISTENT GROWTH 7% Normalized AFFO per Share CAGR Since 20111 67% Total Shareholder Return Since 20102 SCALE $6.3B Enterprise Value2 648 Properties / Investments in 45 States and Canada3 (1) As of 9/30/2017. (2) Based on Sabra’s balance sheet as of 9/30/2017. Share price as of 1/26/2018. (3) As of 9/30/2017, pro forma for adjustments for Sabra 3.0. See the appendix to this presentation for the definition of Sabra 3.0. Includes investments in properties held in unconsolidated joint ventures. (4) As of 9/30/2017, pro forma for adjustments for Sabra 3.0. See the appendix to this presentation for the definition of Sabra 3.0. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

4 “THE STRONGER SABRA YOU SEE TODAY IS THE PRODUCT OF CREATIVE AND TIMELY EXECUTION OF OUR STRATEGY.” – Rick Matros, Chief Executive Officer STRATEGY Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

5 WE ARE BUILDING A BETTER REIT BY INVESTING IN THE SUCCESS OF OUR PARTNERS Investment  Invest in high-quality, strong-performing senior housing and SNF portfolios  Increase relationship diversification  Grow private-pay exposure  Develop purpose-built senior housing Finance  Maintain a fortress balance sheet  Employ a conservative dividend policy Operations  Advance the quality of care in our facilities through our operational expertise  Drive operational efficiencies STRATEGY Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

6 ENTERPRISE VALUE 1 $773.3M vs $6.3B INVESTMENTS 2,3 86 vs 648 RELATIONSHIPS 3 1 vs 70 2010 VS 2017 WHO WE ARE NOW IS WHO WE'VE ALWAYS BEEN— FOCUSED, OPPORTUNISTIC AND FORWARD-THINKING STRATEGY (1) Based on Sabra’s balance sheet as of 9/30/17. Share price as of 1/26/2018. (2) Includes investments in properties held in unconsolidated joint ventures. (3) Metrics based on Sabra 3.0. See the appendix to this presentation for the definition of Sabra 3.0. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

7 “WE HAVE THE SKILLS AND ACCESS TO CAPITAL TO TAKE ON DEALS OF ANY SIZE, BUT MORE IMPORTANT, WE ARE NOT AFRAID TO STEP OUTSIDE THE PROVERBIAL BOX. WE CREATIVELY SOURCE, STRUCTURE AND FINANCE DEALS.” – Talya Nevo-Hacohen, Chief Investment Officer INVESTMENT THESIS Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

8 FOCUSED STRATEGY, CREATIVE EXECUTION, CONSISTENT GROWTH Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Partner Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. INVESTMENT THESIS Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

9 “WE CONTINUE TO REFINE OUR PORTFOLIO TO SUPPORT THE CHANGING NEEDS OF PATIENTS. THE REAL ESTATE IS IMPORTANT, BUT IT'S WHAT GOES ON INSIDE THAT REALLY MATTERS.” PORTFOLIO – Peter Nyland, Executive Vice President Asset Management Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

9 Year Wtd. Avg. Remaining Lease Term2 10 SUPERIOR RETURNS START WITH A STRONG PORTFOLIO 648 Investments1,2 PORTFOLIO 80% 88% 89% Average Occupancy2 1.38x 1.15x 4.74x Rent Coverage2 70 Relationships2 40% Skilled Mix2 Skilled Nursing Senior Housing - Leased Senior Housing - Managed Skilled Nursing Senior Housing Hospitals (1) Includes investments in properties held in unconsolidated joint ventures. (2) Metrics based on Sabra 3.0. See the appendix to this presentation for the definition of Sabra 3.0. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

11 PROJECTS 30 INVESTMENT AMOUNT $209M EXPECTED REAL ESTATE VALUE 1 $593M COMPLETED AND PLANNED PROJECTS PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO PORTFOLIO (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

12 Senior Housing - Leased 14% Specialty Hospitals and Other 9% Senior Housing - Managed 11% Interest and Other Income 3% Skilled Nursing and Transitional Care 63% EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS We continually look for opportunities to enhance the value of our real estate and improve the quality of care delivered. PORTFOLIO Asset Mix Based on Annualized Cash NOI as of 9/30/2017, pro forma for adjustments for Sabra 3.0. See the appendix to this presentation for the definition of Sabra 3.0. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

13 HIGH QUALITY OF CARE STRONG PERFORMANCE Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

14 “SABRA PROVIDES MORE THAN JUST CAPITAL; IT IS A PARTNER IN OUR SUCCESS BY PROVIDING INDUSTRY METRIC INTELLIGENCE, PURCHASING LEVERAGE AND AN IMPORTANT HEALTH CARE PERSPECTIVE.” – Stephen Silver, Managing Member, Cadia Healthcare OPERATORS Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

15 OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Partner With Operators Who Are:  Highly engaged  Nimble  Regional Experts  In markets with favorable demographics  Well positioned for the future of health care delivery OPERATORS Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

16 WE OFFER MORE THAN JUST CAPITAL; WE ARE A PARTNER IN OUR OPERATORS’ SUCCESS We Improve Operating Efficiencies:  Share best practices  Facilitate group purchasing  Share operational expertise We Invest In Our Mutual Success:  Redevelopment  Expansion  Strategic development OPERATORS Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

17 Senior Care Centers 11.1% Enlivant 9.5% Avamere 7.6% Signature HealthCare 6.6% North American Healthcare 6.4% Other 58.8% Relationship Concentration WE SAID WE WERE GOING TO DIVERSIFY OUR OPERATOR BASE We’ve cultivated strong relationships with leading regional care providers who share our passion for delivering high-quality care. OPERATORS Based on Annualized Cash NOI as of 9/30/2017, pro forma for adjustments for Sabra 3.0. See the appendix to this presentation for the definition of Sabra 3.0. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

18 LEADERSHIP “WHEN WE PUT OUR MINDS TO SOMETHING, WE GET IT DONE.” – Rick Matros, Chief Executive Officer Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

19 OUR CARE-DRIVEN APPROACH IS AS UNIQUE AS OUR LEADERSHIP TEAM  Entrepreneurial  Operational expertise  Fresh thinking  Lean organizational structure Harold Andrews, Jr. Chief Financial Officer Rick Matros Chairman of the Board and Chief Executive Officer Talya Nevo-Hacohen Chief Investment Officer Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

20 “WE’VE CONSISTENTLY DELIVERED VALUE TO OUR STOCKHOLDERS WHILE MAINTAINING A STRONG BALANCE SHEET.” – Harold Andrews, Jr., Chief Financial Officer PERFORMANCE Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

21 SUPERB EXECUTION OF A CONSISTENT STRATEGY FUELS LONG-TERM GROWTH 67% Sabra 64% Healthcare REIT Composite1 70% SNL U.S. Healthcare REIT Equity Total Shareholder Return as of 1/26/2018 (1) Healthcare REIT Composite is comprised of CTRE, HCN, HCP, LTC, MPW, NHI, OHI, SNH and VTR. PERFORMANCE Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18 -100% -50% 0% 50% 100% 150% 200% Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 SBRA SNL U.S. Healthcare REIT Equity Healthcare REIT Composite

$1.51 $1.59 $1.77 $2.12 $2.14 $2.26 $1.69 $2.36 $1.29 $1.33 $1.38 $1.54 $1.62 $1.68 $1.31 $0.50 $1.00 $1.50 $2.00 $2.50 2011 2012 2013 2014 2015 2016 Nine Months Ended September 30, 2017 2018 Guidance Normalized AFFO / Share Dividend / Share 22 RELIABLE EARNINGS GROWTH PERFORMANCE Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18 1 (1) 2018 Guidance reflects the midpoint.

23  Investment-grade balance sheet: BBB- / BBB- / Ba1  Primarily fixed rate (87.2%), unsecured borrowings1,2  Well-laddered maturity schedule  More than $700 million of available liquidity1 FORTIFIED BALANCE SHEET WITH LOW LEVERAGE AND ENHANCED LIQUIDITY PERFORMANCE (1) As of September 30, 2017. (2) Includes variable rate debt swapped to fixed and excludes borrowing under our line of credit. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

24 Preferred Equity 2% Common Equity Value2 51% Secured Debt 4% Unsecured Debt 43% Capital Structure1 TOTAL MARKET CAPITALIZATION $6.4B BALANCED CAPITAL STRUCTURE Our diverse menu of capital options ensures that we have ready access to low-cost capital to fund our growth. PERFORMANCE (1) As of 9/30/17. (2) Common equity value estimated using outstanding common stock of 178.2 million shares and Sabra closing price of $18.18 as of 1/26/2018. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

25 (1) Investment Grade Peers consists of HCP, HCN, VTR and OHI. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. STRONG INVESTMENT-GRADE CREDIT METRICS SABRA 3Q17 INVESTMENT-GRADE PEERS MEDIAN 1 Net Debt to Adjusted EBITDA 4.8x 5.6x Interest Coverage Ratio 4.9x 4.7x Debt as a % of Asset Value 44% 42% Secured Debt as a % of Asset Value 4% 3% PERFORMANCE Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

26 500 200 600 21 109 200 1,000 251 749 $1 $4 $103 $205 $772 $1,005 $204 $5 $5 $709 200 400 600 800 1,000 1,200 1,400 1,600 Q4 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+ Unsecured Bonds Mortgage Debt / Secured Debt Term Loans Line of Credit Available Line of Credit FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE PERFORMANCE As of 9/30/2017. Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

27 7.8x 9.6x 12.9x 13.5x 13.6x 14.1x 16.2x 0.0x 5.5x 11.0x 16.5x 22.0x SBRA OHI NHI LTC HCP CTRE Big 2 Average 9.9% 4.7% 5.4% 5.6% 5.6% 6.1% 9.5% 0.0% 2.5% 5.0% 7.5% 10.0% SBRA CTRE NHI LTC Big 2 Average HCP OHI -10.6% -11.5% -2.0% 8.6% 11.8% 12.7% 12.9% -16.0% -8.0% 0.0% 8.0% 16.0% 24.0% 32.0% 40.0% SBRA HCP Big 2 Average NHI OHI LTC CTRE 25% 13% 16% 41% 42% 57% 67% 63% 84% 84% 58% 9% 30% 12% 3% 59% 34% 0% 20% 40% 60% 80% 100% SBRA 3.0 OHI CTRE HCP LTC Big 2 Average NHI Senior Housing Skilled Nursing Other 3% Q3 2017 Annualized FFO Multiples 1 Dividend Yield Premium / Discount to Consensus NAV Portfolio Composition (% Annualized Cash NOI) 4 Sources: Company filings, SNL Financial and FactSet as of 1/26/2018. (1) Q3 2017 annualized FFO multiple is calculated as stock price as of 1/26/2018 divided by Q3 annualized FFO per share, unless otherwise stated. (2) Based on Q3 2017 annualized FFO per share, adjusted for ~$27.6M of CCP merger and transition related costs. See FFO reconciliation on slide 30 in the appendix. (3) Big 2 average consists of HCN and VTR. (4) Represents Q3 2017 concentration for peers. ATTRACTIVE RELATIVE VALUATION PERFORMANCE 3 3 3 3 2 Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

1.38x 1.75x 1.70x 1.41x 1.34x SBRA 3.0 CTRE NHI LTC OHI 28 SNF CONCENTRATION 1 SNF RENT COVERAGE 1,3 TOP FIVE RELATIONSHIP CONCENTRATION 1 (1) Represents Q3 2017 concentration and coverage for peers; see the appendix to this presentation for the definition of Sabra 3.0. (2) Concentrations are calculated using Annualized Cash NOI for real estate investments, investments in loans receivable and other investments. Assumes disposition of all Genesis assets. (3) Represents SNF coverage for CTRE and LTC, and total portfolio coverage for NHI and OHI. (4) EBITDAR Coverage includes only Stabilized Facilities and excludes tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday, Tenet and three former CCP tenants) and facilities for which data is not available or meaningful. WELL-POSITIONED PORTFOLIO PERFORMANCE 63% 84% 84% 58% 30% SBRA 3.0 NHI LTC OHI CTRE 41% 36% 54% 68% 79% SBRA 3.0 OHI LTC NHI CTRE 2 2 4 Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

29 APPENDIX Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

30 (Dollars in thousands, except per share amounts) Three Months Ended September 30, 2017 Net income attributable to common stockholders $12,534 Depreciation and amortization of real estate assets $25,933 Net gain on sale of real estate ($582) FFO Attributable to Common Stockholders $37,885 Adjustments: CCP Merger and transition costs (1) $ 27,576 FFO Attributable to Common Stockholders (Excluding Non-Recurring Merger Related Costs) $65,461 Weighted average number of common shares outstanding, diluted 112,418,100 FFO Per Share (Excluding Non-Recurring Merger Related Costs) $0.58 FFO Per Share Annualized (Excluding Non-Recurring Merger Related Costs) $2.33 Share Price (as of 1/26/2018) $18.18 FFO Multiple (Excluding Non-Recurring Merger Related Costs) 7.8x FFO RECONCILIATION APPENDIX Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18 (1) Costs incurred during the three months ended September 30, 2017. Please refer to 10-Q for additional details.

31 Adjusted EBITDA and EBITDA. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of stock-based compensation expense under the Company’s long-term equity award program, asset specific loan loss reserves, significant out of period revenues and expenses, and further adjusted to give effect to acquisitions and dispositions as though such acquisitions and dispositions occurred at the beginning of the period (“Adjusted EBITDA”) are important non-GAAP supplemental measures of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. We consider Annualized Cash NOI an important supplemental measure because it allows investors, analysts and our management to evaluate the operating performance of our investments. We define Annualized Cash NOI as annual revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDAR Coverage. Represents the ratio of EBITDAR to recognized rent for owned facilities (excluding Senior Housing - Managed). EBITDAR Coverage is a supplemental measure of an operator/tenant’s ability to meet their cash rent and other obligations to the Company. However, its usefulness is limited by , among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday, Tenet and three former CCP tenants) and facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy. Occupancy percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100% for a given period as multiple residents could occupy a single unit. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Sabra 3.0. Reflects Sabra’s Q3 2017 portfolio, as adjusted to give pro forma effect to the disposition of 30 legacy CCP facilities with expected net proceeds of $123 million (not all subject to binding agreements at this time) and the remaining $14 million in rent reductions as part of the CCP portfolio repositioning; the sale of the remaining 33 Genesis facilities subject to the 2016 MOU’s for expected net proceeds of $146 million (net of $15 million of debt repayment) (22 of which closed subsequent to September 30, 2017); the announced 2018 Genesis Exodus dispositions of up to all of the remaining 43 Genesis facilities for expected proceeds of $425-$475 million; our acquisition of the 2 remaining facilities that are part of the North American Healthcare portfolio for $42.8 million; and our acquisition of a 49% equity stake in Senior Housing joint ventures managed by Enlivant for $371 million. Senior Housing. Senior housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled nursing/transitional care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre-stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care Facilities and 90% for Senior Housing Communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) Senior Housing – Managed properties, (ii) facilities held for sale, (iii) facilities being positioned to be sold, (iv) facilities being transitioned from leased by the Company to being operated by the Company, and (v) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. DEFINITIONS PERFORMANCE Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18

32 This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding the Genesis Exodus and other planned and pending sales of assets (including the expected proceeds from, and timing of, sales), the North American Healthcare Sale / Leaseback Transaction, and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors— many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on the operating success of our tenants; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the anticipated benefits of our merger with Care Capital Properties, Inc. (“CCP”) may not be realized; the anticipated and unanticipated costs, fees, expenses and liabilities related to our merger with CCP; our ability to implement the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP on the timing or terms we have previously disclosed; our ability to dispose of facilities currently leased to Genesis Healthcare, Inc. (“Genesis”) on the timing or terms we have previously disclosed; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel or other employees; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a REIT; changes in tax laws and regulations affecting REITs; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and anti-takeover defenses in our governing documents and Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016 and Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. Forward- looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDAR coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. Genesis is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to our tenants and borrowers that is provided in this presentation has been provided by such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Genesis’s filings with the SEC can be found at www.sec.gov. FORWARD-LOOKING STATEMENTS PERFORMANCE Stifel Seniors Housing & Healthcare Real Estate Conference 1/31/18